Critical Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2022
Disclosure of critical accounting estimates and judgments [Abstract]
Critical Accounting Estimates and Judgments	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of potentially causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.
(a)    Provision of expected credit loss for trade receivables
The Group applies the IFRS 9 simplified approach to measure expected credit losses, using a lifetime expected loss allowance for all trade and other receivables. The Group determines the allowance based on specific customer information, historical write-off experience, current industry and economic data, which includes the impact of the COVID-19 Pandemic, and an assessment of both the current conditions at the reporting date as well as the forecast of future conditions. A provision of expected credit loss for trade receivables is recorded when the Group believes it is probable the recoverable amount of the receivables will be less than their carrying amounts. Account balances are written off against the allowance when the Group considers the receivables to be uncollectible.
During the years ended December 31, 2020 and 2021, there had been a delay in payments on casino receivables due to the inability of patrons to travel to the Group’s properties or to accomplish financial transactions due to the travel restrictions caused by the COVID-19 Pandemic. The collection of casino receivables was also impacted by liquidity issues faced by certain patrons also stemming from the COVID-19 Pandemic. The Group increased the provision for expected credit losses accordingly to account for the expected credit losses due to the COVID-19 Pandemic. The Group continues to closely monitor any delays in payments due to the COVID-19 Pandemic and will increase the provision accordingly depending on the facts and circumstances.
Management believes there are no concentrations of credit risk for which an allowance has not been established during the years ended December 31, 2020, 2021 and 2022. Although management believes the allowance is adequate, it is possible the estimated amount of cash collections with respect to trade receivables could change.
(b)    Useful lives of investment properties and property and equipment
The Group depreciates investment properties and property and equipment on a straight-line basis over their estimated useful lives with no residual value assumed. The estimated useful lives are based on the nature of the assets, as well as current operating strategy and legal considerations, such as contractual life. Future events, such as property expansions, property developments, new competition or new regulations, could result in a change in the manner in which the Group uses certain assets and could have an impact on the estimated useful lives of such assets.
(c)    Impairment of non-financial assets
The Group follows the guidance of IAS 36 Impairment of Assets to determine when assets are impaired, which requires significant judgment. In making this judgment, the Group evaluates, among other factors, the duration and extent to which the recoverable amount of assets is less than their carrying balance, including factors such as the industry performance and changes in operational cash flows. When required, the recoverable amount of the CGU would be determined based on value-in-use calculations. These calculations require the use of estimates, including operating results, income and expenses of the business, successful renewal of gaming concession, long-term growth rates, macroeconomic factors, regulatory environments, future returns and discount rate. Changes in the key assumptions on which the recoverable amount of the assets is based could significantly affect the Group’s financial position and results of operations.
During the year ended December 31, 2020, due to the substantial reduction in the cash flows generated from the Group’s operating properties and the ongoing travel restrictions due to the COVID-19 Pandemic, the Group determined a triggering event occurred in 2020 and an impairment assessment was warranted for the CGUs within the Group. Fixed assets in the operating properties of the Group were tested for recoverability as at December 31, 2020, resulting in no impairment as the estimated discounted future cash flows exceeded their carrying values.
During the years ended December 31, 2021 and 2022, the Group’s cash flow generation continued to be impacted by the COVID-19 Pandemic. As such, the Group performed an impairment assessment and no impairment resulted in 2022 and 2021.
(d)    Litigation provisions
The Group is subject to various claims and legal actions. The accruals for these claims and legal actions are estimated in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets. Based on consultations with legal counsel, management estimated no significant loss would be incurred beyond the amounts provided. Actual results could differ from these estimates.
(e) Classification of Senior Notes and bank borrowings
The Group follows IAS 1 Presentation of Financial Statements to determine the classification of Senior Notes and outstanding balance under the 2018 SCL Credit Facility, which requires significant judgment and an increased extent of effort, as this classification is dependent on whether the Group has the unconditional right to defer settlement of the liabilities for a 12-month period from the balance sheet date.
The Senior Notes and outstanding balance under the 2018 SCL Credit Facility were classified as non-current liabilities on the basis that the Investor Put Option is considered to be a future uncertain event which had not been triggered and the events of default under the 2018 SCL Credit Facility had not been breached as at December 31, 2021.